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                                                                EXHIBIT 99.1


EXHIBIT 99.1 Transcript of unscripted remarks by Darrell R. Wells, Registrant's President, at Registrant's 2004 Annual Meeting on June 30, 2004

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Mr. Wells:                 I just want to go over a few brief points in review
                           of 2003.

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                            2003 was our  first  profitable  year in a couple of
                            years. Last year we earned $711,822 after tax, which is about 42 cents a share. The good news is we had a
                            profit  --   unfortunately,   we  did  not  have  an
                            operating profit. But because of securities gains we were able to have a profit.

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                            I  think  that  one  of  the  new  things  that  has
                            developed  in  recent  months  is  we've  had  a new
                            President.   Frank  Jones  is  now  serving  as  our
                            President. Frank has a long and distinguished career in the life insurance business, having served as a CEO of a very large and prominent pre-need company which was part of Service Corp. International out of Houston, the largest owner of funeral homes in the country and perhaps in the world. And we're very glad that Frank is helping us at this time and giving us the wisdom and guidance that he has accumulated over the years.

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                            The Company,  starting last year and continuing into
                            this year, has created some new initiatives trying to create an environment that will allow us to expand our business, grow our revenues over our costs and establish a trend of an operating profit, which is the basic thing that we need to do. The
                            business   continues  to  be  more  competitive  and
                            another factor affecting all insurance companies that we have spoken about before and continues relatively unabated at this time is the historically low level of interest rates Both last June, about a year ago, and again in the first quarter of this year interest rates hit lows approaching about 45 years. So that has made a big challenge for us. We have been able to, by matching the duration of our assets and liabilities, increase the interest income that we earned on bonds extending the duration and getting a better match of duration of assets and liabilities. On our bonds, although not on our total portfolio, we now have yields approaching 6%, which is a very good yield in this current market. That has been achieved gradually over a period of about 14 to 15 months -- from late in 2002 and continuing into 2003 and also into 2004.

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                            Another  major  initiative  to restore  and  enhance
                            profitability   on  an   operating   basis  was  the
                            engagement with a consulting firm to help us do work
                            flow redesign It was apparent to management  that we
                            had some  inefficiencies  that had crept in over the
                            years -- not  taking as much  advantage  of  current
                            technology as we could and full  utilization  of our
                            systems.  This project has been  ongoing  since late
                            last  year  and is  about  to  wrap up at the end of
                            July.
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                           Some initiatives that have come out of that have been
                           implemented already, some are in the process of being implemented as we speak and others will

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                            be  implemented  in the months to come and into next
                            year. Estimated savings from this project when fully complete are anywhere from $800,000 to $1,000,000. But to complete all of the initiatives will take some time.

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                            Another  challenge is in the dental  business.  This
                            has been a growing and profitable part of our business. And one of the problems we have with that
                            is  that  our   group   system,   which  we   bought
                            approximately 14 years ago, is no longer supported by the seller, which is out of business. It is being supported internally by our in-house staff but to keep up all the new rules and be fully compliant we have begun a very serious investigation of a more modern group system. We plan to do further work. We have a meeting set up -- a field trip in July and hopefully if we decide to proceed with that, it can be accomplished probably in the first half of next year.
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                            Part of that  group  system,  and it is also true of
                            our life system, is that full implementation will allow us to use what is called a "web front end" -- meaning that agents or clients, insureds, can come in and look at their policy, check their coverages, any billing questions they may have, etc. Not many insurance companies have that today. Some do and some don't. But if we can implement all of the projects we are looking at, both for our individual life system and our group system, we will be able to offer that feature.

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                            One example of the benefits on the dental side.  One
                            of the providers gave me an example of a system now in place where a dentist or his assistant enters a claim and if it's a standard claim that fits our parameters, the system will adjudicate that claim and allow a bank draft or an ACH from our bank to be drafted into his bank account, and the whole process could be paperless. And that, over time as more and more people use a feature like that, could save the insureds, the dentists and ourselves in a lot of money.

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                            One other  initiative that our personnel are working
                            on and is close to completion is a new final expense product. We hope to have the final terms established very shortly within the next month and then seek approvals hopefully by this fall. And discussions and investigations have indicated that we could have some very good potential in that area and it's being designed to be as paperless and as low cost in terms of its implementation as we can make it today -- making a bank draft only as one feature. So we wouldn't be handling individual paper.

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                            So those are some of the  initiatives  we are trying
                            to establish. There has been a lot going on here -- a lot of change -- and hopefully we can have some more positive things to say next year.
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                            At this  point I would  like to open up the floor to
                            any questions.

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Question:                   What would be the hit to  earnings  in '04 and going
                            over into '05 as the results of the initiatives?

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Mr. Wells:                  You know,  I can give you a range,  but some of them
                            we're still analyzing as I said and depends on whether we move forward with them and when. The cost for just some of the initiatives so far in the first six months I think are in the several hundreds of thousands of dollars -- broad range. Probably an annual rate between $400,000 and $600,000 -- what we are incurring so far this year on an annualized rate -- would be a reasonable range.

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                            To give you an illustration on the group system,
                            probably in terms of initial licensing costs if we do sign a contract on that -- both the group system and the web-based system-- the licensing fee is around $125,000 for the basic system and the web front-end part would be another $60,000 to $80,000. But what is not known is the implementation cost and we still have some work to do. I think as a general rule very often implementation can be equal to the licensing fee and sometimes more. We said 100% to 200% of the licensing fee would be in a reasonable range. The web front-end part of the individual life system -- the licensing fee is approximately $150,000 and there would be a lot of implementation cost with that, although a lot of the costs I've been told will be internal -- our people design what features and what information and what level of pass codes to collect on a web-based system.

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Question:                   You have approximately 110,000 shares available for
                            issuance under the equity compensation plan. I noticed in the proxy statement that, outside you and Tom (Mueller), all the other officers own a grand total of 50 shares. Under what circumstances would the board consider issuing some kind of stock as incentive compensation?

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Mr. Wells:                  Well as you, I think,  may know, the ground has been
                            shifting a little bit in terms of how we may or we have to account for stock options. Very likely in the coming year a new system expensing the issuance of those options will occur. Some companies, I'm on boards of some other companies, that are looking at just a grant of stock and vesting over a period of time. Other companies will try to deal with it I'm sure in various ways. We have not talked in any detail about that recently, but one initiative that we are seriously considering and we have not really
                            had  in  any   meaningful   way   here  is  pay  for
                            performance   and  the  potential  of  pushing  that
                            concept throughout the organization so that you would have a base salary, but based on certain goals that are within the control of that person, even a person, for example, who's responding to claims or
                            issuing  new  policies,   there  would  be  a  bonus
                            opportunity. Based on metrics that are specific to their individual activities, we would design a score card that would allow them, according to certain criteria, greater

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                            opportunity to earn bonuses.  We've had  discussions
                            about that in our redesign meetings and it will take some further work beyond the current project to do that. But it's under serious consideration. The concept is there, and that would affect everyone, including the executives, that could be potentially supplemented by some sort of stock options.
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Question:                   What is the status of compliance with the bank loan
                            covenants?
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Mr. Wells:                  I've talked to our bank about it. My impression  is
                            that  we're  okay  for  now,  meaning  as long as we
                            continue  to  make  our   interest   and   principal
                            payments. We may not make all of our covenants at June 30 but we will get a waiver. We have adequate liquidity to meet all known obligations at the current time from here to year end and into next year. In the coming months, we will be doing whatever we can to extend the time horizon for our liquidity into the following years.

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